UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2008

iBioPharma, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-53125	26-2797813
(Commission File Number)	(IRS Employer Identification No.)

9 Innovation Way, Suite 100 Newark, Delaware	19711
(Address of Principal Executive Offices)	(Zip Code)

(302) 355-0650

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02.     Unregistered Sales of Equity Securities.

 A. Conversion of Debt.

On August 19, 2008, iBioPharma, Inc. (the “Company”) entered into a Conversion Agreement (the “Conversion Agreement”) with Integrated BioPharma, Inc. (“Integrated BioPharma”) pursuant to which the Company: (i) converted $2,700,000 of inter-company debt owed to Integrated BioPharma into 1,266,706 shares of the Company’s common stock; and (ii) contributed $5,177,097 into additional paid-in capital.

The common stock issued to Integrated BioPharma pursuant to the terms of the Conversion Agreement have not been registered under the Securities Act and were issued and sold in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act and Regulation D promulgated thereunder. These securities may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act.

A copy of the definitive Conversion Agreement is filed herewith as Exhibit 10.3 and is incorporated herein by reference. The foregoing summary description of the definitive agreement is qualified in its entirety by reference to the full texts of such exhibit.

B. Private Placement.

On August 19, 2008, the Company entered into a Securities Purchase Agreement with accredited investors pursuant to which such investors purchased an aggregate of 2,345,752 shares of common stock of the Company at a purchase price of $2.13 per share, for gross proceeds of $5,000,000. As part of the private placement, each investor was issued two five-year warrants, each to purchase 50% of the number of shares of common stock such investor purchased in the private placement. One warrant has an exercise price of 150% of the per share purchase price of the common stock in the private placement, and the other warrant has an exercise price of 200% of the per share purchase price of the common stock in the private placement.

The Company has agreed pursuant to the terms of the subscription documents with the investors to (i) file a shelf registration statement with respect to the resale of shares of the common stock sold to the investors and the shares of our common stock issuable upon exercise of the warrants with the Securities and Exchange Commission (the “Commission”) within 180 days after the closing date of August 19, 2008; (ii) use its reasonable efforts to have the shelf registration statement declared effective by the Commission as promptly as possible after the initial filing; (iii) use its reasonable efforts to keep the shelf registration statement effective until the earlier of the time when all securities registered thereunder have been sold or the securities covered by the shelf registration statement may be sold without volume restrictions pursuant to Rule 144(k) of the Securities Act of 1933, as amended (the “Securities Act”).

The net proceeds from the private placement, following the payment of offering-related expenses will be used by the Company for working capital and other general corporate purposes.

     The common stock, warrants and common stock issuable upon exercise of the warrants have not been registered under the Securities Act and were issued and sold in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act and Regulation D promulgated thereunder. These securities may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act.

     Copies of the definitive agreements relating to the issuance and sale of the common stock and warrants are filed herewith as Exhibits 4.1, 10.1 and 10.2 and are incorporated herein by reference. The foregoing summary descriptions of the definitive agreements are qualified in their entirety by reference to the full texts of each of such exhibits.

     On August 20, 2008, the Company issued a press release announcing the closing of the private placement and the conversion of the inter-company debt into shares. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits.

Exhibit No.	Description
4.1	Form of Warrant to Purchase Common Stock of iBioPharma, Inc. for each Investor.
10.1	Form of Securities Purchase Agreement between the Investors and iBioPharma, Inc.(1)
10.2	Form of Registration Rights Agreement with iBioPharma, Inc. for each Investor.
10.3	Conversion Agreement, dated August 19, 2008, by and between iBioPharma, Inc. and Integrated BioPharma, Inc.
99.1	Press Release issued by iBioPharma, Inc. on August 20, 2008.

(1) Incorporated herein by reference to the Company’s Form 10-12G filed with the Commission on July 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

IBIOPHARMA, INC.

Date: August 21, 2008                                              By:     /s/ Dina Masi

                       Dina Masi

                       Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Form of Warrant to Purchase Common Stock of iBioPharma, Inc. for each Investor.
10.1	Form of Securities Purchase Agreement between the Investors and iBioPharma, Inc.(1)
10.2	Form of Registration Rights Agreement with iBioPharma, Inc. for each Investor.
10.3	Conversion Agreement, dated August 19, 2008, by and between iBioPharma, Inc. and Integrated BioPharma, Inc.
99.1	Press Release issued by iBioPharma, Inc. on August 20, 2008.

(1) Incorporated herein by reference to the Company’s Form 10-12G filed with the Commission on July 17, 2008.